Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2010

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 4, 2010

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2009			2010
2010	2009	Change		2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,066	739	44%	U.S. Retirement Solutions and Investment Management Division	564	314	215	514	552
264	376	-30%	U.S. Individual Life and Group Insurance Division	243	307	210	144	120
974	908	7%	International Insurance and Investments Division	476	507	455	496	478
(386)	(343)	-13%	Corporate and other operations	(168)	(207)	(205)	(202)	(184)

1,918	1,680	14%	Total pre-tax adjusted operating income	1,115	921	675	952	966
511	444	15%	Income taxes, applicable to adjusted operating income	306	198	185	253	258

1,407	1,236	14%	Financial Services Businesses after-tax adjusted operating income	809	723	490	699	708

			Reconciling items:
128	(1,531)	108%	Realized investment gains (losses), net, and related charges and adjustments	(868)	(226)	44	(84)	212
331	831	-60%	Investment gains on trading account assets supporting insurance liabilities, net	686	694	76	252	79
(464)	(392)	-18%	Change in experience-rated contractholder liabilities due to asset value changes	(347)	(458)	(49)	(320)	(144)
(14)	(56)	75%	Divested businesses	(24)	25	2,162	(7)	(7)
(18)	17	-206%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	14	(92)	(2,289)	(36)	18

(37)	(1,131)	97%	Total reconciling items, before income taxes	(539)	(57)	(56)	(195)	158
52	(409)	113%	Income taxes, not applicable to adjusted operating income	(258)	(343)	64	2	50

(89)	(722)	88%	Total reconciling items, after income taxes	(281)	286	(120)	(197)	108

1,318	514	156%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	528	1,009	370	502	816
18	(7)	357%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(12)	81	1,483	36	(18)

1,336	507	164%	Income from continuing operations attributable to Prudential Financial, Inc.	516	1,090	1,853	538	798
1	6	-83%	Earnings attributable to noncontrolling interests	17	(50)	10	(26)	27

1,337	513	161%	Income from continuing operations (after-tax) of Financial Services Businesses	533	1,040	1,863	512	825
(2)	26	-108%	Income (loss) from discontinued operations, net of taxes	22	—	(65)	(2)	—

1,335	539	148%	Net income of Financial Services Businesses	555	1,040	1,798	510	825
1	6	-83%	Less: Income (loss) attributable to noncontrolling interests	17	(50)	10	(26)	27

1,334	533	150%	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	538	1,090	1,788	536	798

10.96%	12.04%		Operating Return on Average Equity (based on adjusted operating income)	15.33%	12.68%	8.09%	11.04%	10.90%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
1,334	533		Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	538	1,090	1,788	536	798
440	(356)		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(375)	(8)	77	161	279

1,774	177		Consolidated net income attributable to Prudential Financial, Inc.	163	1,082	1,865	697	1,077

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted):
3.00	2.90	Financial Services Businesses after-tax adjusted operating income	1.87	1.57	1.06	1.49	1.51

		Reconciling items:
0.27	(3.57)	Realized investment gains (losses), net, and related charges and adjustments	(2.00)	(0.49)	0.09	(0.18)	0.45
0.70	1.94	Investment gains on trading account assets supporting insurance liabilities, net	1.58	1.49	0.16	0.53	0.17
(0.98)	(0.91)	Change in experience-rated contractholder liabilities due to asset value changes	(0.80)	(0.99)	(0.10)	(0.68)	(0.30)
(0.03)	(0.13)	Divested businesses	(0.06)	0.05	4.60	(0.01)	(0.01)
—	0.01	Difference in earnings allocated to participating unvested share-based payment awards	0.01	—	(0.03)	—	(0.01)

(0.04)	(2.66)	Total reconciling items, before income taxes	(1.27)	0.06	4.72	(0.34)	0.30
0.11	(0.98)	Income taxes, not applicable to adjusted operating income	(0.60)	(0.72)	1.86	(0.01)	0.11

(0.15)	(1.68)	Total reconciling items, after income taxes	(0.67)	0.78	2.86	(0.33)	0.19

2.85	1.22	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.20	2.35	3.92	1.16	1.70
—	0.06	Income (loss) from discontinued operations, net of taxes	0.05	—	(0.14)	(0.01)	—

2.85	1.28	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	1.25	2.35	3.78	1.15	1.70

463.7	427.5	Weighted average number of outstanding Common shares (basic)	432.9	461.2	461.8	463.0	464.3

472.4	428.7	Weighted average number of outstanding Common shares (diluted)	434.3	464.6	470.3	471.5	473.3

20	22	Direct equity adjustments for earnings per share calculation	11	12	9	10	10

9	—	Earnings related to interest, net of tax, on exchangeable surplus notes	—	1	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
18	14	Financial Services Businesses after-tax adjusted operating income	10	8	6	9	9
17	6	Income from continuing operations (after-tax) of Financial Services Businesses	6	12	21	7	10

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,643	2,182	3,122	3,066	2,219
		Long-term debt	17,713	19,491	17,769	18,373	19,130
		Junior Subordinated Long-Term Debt	1,518	1,518	1,518	1,518	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	18,681	23,239	24,154	25,721	28,233
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	22,452	23,919	25,399	25,961	26,758
		Excluding total accumulated other comprehensive income	22,194	23,338	24,728	25,318	26,193

		Total Capitalization:
		Including accumulated other comprehensive income	37,912	44,248	43,441	45,612	48,882
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	41,683	44,928	44,686	45,852	47,407
		Excluding total accumulated other comprehensive income	41,425	44,347	44,015	45,209	46,842

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	40.20	49.71	51.52	54.63	59.94
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	48.32	51.16	54.18	55.14	56.81
		Excluding total accumulated other comprehensive income	47.76	49.92	52.75	53.78	55.61

		Number of diluted shares at end of period (2)	464.7	467.5	468.8	470.8	471.0

		Common Stock Price Range (based on closing price):
65.82	46.00	High	46.00	54.63	52.82	60.50	65.82
47.02	11.29	Low	20.50	33.28	44.64	47.02	53.66
53.66	37.22	Close	37.22	49.91	49.76	60.50	53.66

		Common Stock market capitalization (1)	17,139	23,024	22,995	28,048	24,923

(1)	As of end of period.
(2)	Beginning third quarter 2009, the number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

OPERATIONS HIGHLIGHTS

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	163.5	179.9	188.4	193.3	203.5
		Retail customers	70.3	79.1	84.4	89.0	84.2
		General account	175.6	184.9	184.0	189.8	196.6

		Total Investment Management and Advisory Services	409.4	443.9	456.8	472.1	484.3
		Non-proprietary assets under management	89.3	109.4	122.3	126.8	118.3

		Total managed by U.S. Retirement Solutions and Investment Management Division	498.7	553.3	579.1	598.9	602.6
		Managed by U.S. Individual Life and Group Insurance Division	11.2	12.1	12.4	13.1	13.2
		Managed by International Insurance and Investments Division	69.7	75.5	75.8	81.3	74.0

		Total assets under management	579.6	640.9	667.3	693.3	689.8
		Client assets under administration	106.7	116.3	119.5	99.9	90.3

		Total assets under management and administration	686.3	757.2	786.8	793.2	780.1

		Assets managed or administered for customers outside of the United States at end of period	115.2	127.0	130.0	137.6	129.3

		Distribution Representatives (1):
		Prudential Agents	2,421	2,453	2,447	2,499	2,480
		International Life Planners	6,375	6,484	6,609	6,649	6,605
		Gibraltar Life Advisors	6,376	6,060	6,398	5,971	6,101

47	45	Prudential Agent productivity ($ thousands)	49	58	56	43	52

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2009			2010
2010	2009			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
7,339	6,581	12%	Premiums	3,320	3,361	3,352	3,531	3,808
1,748	1,500	17%	Policy charges and fee income	766	693	840	860	888
4,186	4,107	2%	Net investment income	2,049	2,051	2,055	2,075	2,111
2,826	2,081	36%	Asset management fees, commissions and other income	167	462	509	889	1,937

16,099	14,269	13%	Total revenues	6,302	6,567	6,756	7,355	8,744

			Benefits and Expenses (1):
7,431	6,392	16%	Insurance and annuity benefits	2,928	3,115	3,202	3,431	4,000
1,932	1,811	7%	Interest credited to policyholders’ account balances	725	831	818	883	1,049
509	485	5%	Interest expense	238	229	241	251	258
(1,463)	(1,219)	-20%	Deferral of acquisition costs	(641)	(782)	(768)	(717)	(746)
1,371	1,135	21%	Amortization of acquisition costs	(70)	102	285	414	957
4,401	3,985	10%	General and administrative expenses	2,007	2,151	2,303	2,141	2,260

14,181	12,589	13%	Total benefits and expenses	5,187	5,646	6,081	6,403	7,778

1,918	1,680	14%	Adjusted operating income before income taxes	1,115	921	675	952	966

			Reconciling items:
196	(1,570)	112%	Realized investment gains (losses), net, and related adjustments	(863)	(175)	120	(55)	251
(68)	39	-274%	Related charges	(5)	(51)	(76)	(29)	(39)

128	(1,531)	108%	Total realized investment gains (losses), net, and related charges and adjustments	(868)	(226)	44	(84)	212

331	831	-60%	Investment gains on trading account assets supporting insurance liabilities, net	686	694	76	252	79
(464)	(392)	-18%	Change in experience-rated contractholder liabilities due to asset value changes	(347)	(458)	(49)	(320)	(144)
(14)	(56)	75%	Divested businesses	(24)	25	2,162	(7)	(7)
(18)	17	-206%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	14	(92)	(2,289)	(36)	18

(37)	(1,131)	97%	Total reconciling items, before income taxes	(539)	(57)	(56)	(195)	158

1,881	549	243%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	576	864	619	757	1,124
563	35	1509%	Income tax expense (benefit)	48	(145)	249	255	308

1,318	514	156%	Income from continuing operations before equity in earnings of operating joint ventures	528	1,009	370	502	816

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $123,430; $127,490; $131,727; $134,359; $134,883)	119,084	128,459	132,694	136,792	140,610
Fixed maturities, held to maturity, at amortized cost (fair value $4,938; $5,199; $5,197; $5,081; $5,209)	4,935	5,141	5,120	5,016	5,023
Trading account assets supporting insurance liabilities, at fair value	14,766	15,848	16,020	16,683	16,733
Other trading account assets, at fair value	3,550	3,656	2,866	3,222	5,358
Equity securities, available for sale, at fair value (cost $3,380; $3,390; $3,459; $3,367; $3,340)	3,404	3,747	3,810	3,824	3,747
Commercial mortgage and other loans	23,961	23,616	23,021	22,557	23,097
Policy loans	4,413	4,634	4,728	4,825	4,915
Other long-term investments	4,170	4,296	4,359	4,340	4,321
Short-term investments	5,790	6,078	5,487	5,826	5,673

Total investments	184,073	195,475	198,105	203,085	209,477
Cash and cash equivalents	11,798	10,524	12,451	8,996	10,751
Accrued investment income	1,571	1,613	1,668	1,657	1,682
Deferred policy acquisition costs	12,768	13,313	13,751	13,962	13,432
Other assets	19,142	19,964	15,222	15,597	14,784
Separate account assets	151,266	168,128	174,074	182,621	179,260

Total assets	380,618	409,017	415,271	425,918	429,386

Liabilities:
Future policy benefits	69,699	72,774	73,931	74,103	76,982
Policyholders' account balances	95,680	95,766	96,078	96,082	97,033
Securities sold under agreements to repurchase	3,467	3,650	2,985	2,969	2,683
Cash collateral for loaned securities	2,233	2,573	2,323	2,380	1,866
Income taxes	2,213	3,935	4,665	4,563	5,747
Senior short-term debt	3,643	2,182	3,122	3,066	2,219
Senior long-term debt	17,713	19,491	17,769	18,373	19,130
Junior subordinated long-term debt	1,518	1,518	1,518	1,518	1,519
Other liabilities	13,903	15,212	14,118	14,016	14,169
Separate account liabilities	151,266	168,128	174,074	182,621	179,260

Total liabilities	361,335	385,229	390,583	399,691	400,608

Attributed Equity:
Accumulated other comprehensive income (loss)	(3,513)	(99)	(574)	403	2,040
Other attributed equity	22,194	23,338	24,728	25,318	26,193

Total attributed equity	18,681	23,239	24,154	25,721	28,233

Noncontrolling Interest	602	549	534	506	545

Total Equity	19,283	23,788	24,688	26,227	28,778

Total liabilities and equity	380,618	409,017	415,271	425,918	429,386

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	3,808	391	1,190	2,232	(5)
Policy charges and fee income	888	393	406	96	(7)
Net investment income	2,111	1,050	389	578	94
Asset management fees, commissions and other income	1,937	1,819	82	113	(77)

Total revenues	8,744	3,653	2,067	3,019	5

Benefits and Expenses (1):
Insurance and annuity benefits	4,000	839	1,308	1,815	38
Interest credited to policyholders’ account balances	1,049	814	124	130	(19)
Interest expense	258	23	37	—	198
Deferral of acquisition costs	(746)	(323)	(109)	(327)	13
Amortization of acquisition costs	957	610	156	213	(22)
General and administrative expenses	2,260	1,138	431	710	(19)

Total benefits and expenses	7,778	3,101	1,947	2,541	189

Adjusted operating income (loss) before income taxes	966	552	120	478	(184)

	Quarter Ended June 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,320	261	1,156	1,911	(8)
Policy charges and fee income	766	269	412	91	(6)
Net investment income	2,049	1,114	350	506	79
Asset management fees, commissions and other income	167	43	88	101	(65)

Total revenues	6,302	1,687	2,006	2,609	—

Benefits and Expenses (1):
Insurance and annuity benefits	2,928	257	1,222	1,465	(16)
Interest credited to policyholders’ account balances	725	527	119	110	(31)
Interest expense	238	16	47	1	174
Deferral of acquisition costs	(641)	(217)	(136)	(299)	11
Amortization of acquisition costs	(70)	(351)	74	214	(7)
General and administrative expenses	2,007	891	437	642	37

Total benefits and expenses	5,187	1,123	1,763	2,133	168

Adjusted operating income (loss) before income taxes	1,115	564	243	476	(168)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	7,339	537	2,362	4,449	(9)
Policy charges and fee income	1,748	791	781	191	(15)
Net investment income	4,186	2,095	764	1,161	166
Asset management fees, commissions and other income	2,826	2,614	158	212	(158)

Total revenues	16,099	6,037	4,065	6,013	(16)

Benefits and Expenses (1):
Insurance and annuity benefits	7,431	1,174	2,631	3,585	41
Interest credited to policyholders’ account balances	1,932	1,459	250	264	(41)
Interest expense	509	45	72	1	391
Deferral of acquisition costs	(1,463)	(592)	(227)	(666)	22
Amortization of acquisition costs	1,371	758	216	428	(31)
General and administrative expenses	4,401	2,127	859	1,427	(12)

Total benefits and expenses	14,181	4,971	3,801	5,039	370

Adjusted operating income (loss) before income taxes	1,918	1,066	264	974	(386)

	Six Months Ended June 30, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	6,581	436	2,346	3,810	(11)
Policy charges and fee income	1,500	518	805	190	(13)
Net investment income	4,107	2,260	703	1,035	109
Asset management fees, commissions and other income	2,081	1,836	165	186	(106)

Total revenues	14,269	5,050	4,019	5,221	(21)

Benefits and Expenses (1):
Insurance and annuity benefits	6,392	899	2,498	2,966	29
Interest credited to policyholders’ account balances	1,811	1,422	238	229	(78)
Interest expense	485	41	98	2	344
Deferral of acquisition costs	(1,219)	(366)	(261)	(608)	16
Amortization of acquisition costs	1,135	527	210	416	(18)
General and administrative expenses	3,985	1,788	860	1,308	29

Total benefits and expenses	12,589	4,311	3,643	4,313	322

Adjusted operating income (loss) before income taxes	1,680	739	376	908	(343)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	209,477	89,400	31,105	80,547	8,425
Deferred policy acquisition costs	13,432	2,427	4,415	6,724	(134)
Other assets	27,217	7,360	3,198	8,790	7,869
Separate account assets	179,260	146,886	33,712	540	(1,878)

Total assets	429,386	246,073	72,430	96,601	14,282

Liabilities:
Future policy benefits	76,982	17,218	9,553	49,800	411
Policyholders’ account balances	97,033	57,475	15,169	25,717	(1,328)
Debt	22,868	3,373	5,499	486	13,510
Other liabilities	24,465	8,292	3,351	10,383	2,439
Separate account liabilities	179,260	146,886	33,712	540	(1,878)

Total liabilities	400,608	233,244	67,284	86,926	13,154

Attributed Equity:
Accumulated other comprehensive income (loss)	2,040	1,265	763	1,446	(1,434)
Other attributed equity	26,193	10,948	4,383	8,223	2,639

Total attributed equity	28,233	12,213	5,146	9,669	1,205

Noncontrolling Interest	545	616	—	6	(77)

Total Equity	28,778	12,829	5,146	9,675	1,128

Total liabilities and equity	429,386	246,073	72,430	96,601	14,282

	As of December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	198,105	86,016	28,196	76,367	7,526
Deferred policy acquisition costs	13,751	2,722	4,550	6,627	(148)
Other assets	29,341	7,806	3,006	9,131	9,398
Separate account assets	174,074	141,330	34,100	462	(1,818)

Total assets	415,271	237,874	69,852	92,587	14,958

Liabilities:
Future policy benefits	73,931	15,335	9,122	49,079	395
Policyholders’ account balances	96,078	58,154	14,772	24,966	(1,814)
Debt	22,409	3,570	4,994	490	13,355
Other liabilities	24,091	7,747	2,646	9,567	4,131
Separate account liabilities	174,074	141,330	34,100	462	(1,818)

Total liabilities	390,583	226,136	65,634	84,564	14,249

Attributed Equity:
Accumulated other comprehensive income (loss)	(574)	532	148	281	(1,535)
Other attributed equity	24,728	10,612	4,070	7,735	2,311

Total attributed equity	24,154	11,144	4,218	8,016	776

Noncontrolling Interest	534	594	—	7	(67)

Total Equity	24,688	11,738	4,218	8,023	709

Total liabilities and equity	415,271	237,874	69,852	92,587	14,958

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2010				As of December 31, 2009
	Senior debt		Junior Subordinated	Total Debt	Senior debt		Junior Subordinated	Total Debt
	Short-term Debt	Long-term Debt	Long-term Debt		Short-term Debt	Long-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	392	7,170	1,519	9,081	389	6,546	1,518	8,453
Investment related	811	8,859	—	9,670	1,247	7,998	—	9,245
Securities business related	371	1,586	—	1,957	1,015	1,283	—	2,298
Specified other businesses	645	1,515	—	2,160	471	1,513	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	429	—	429

Total debt - Financial Services Businesses	2,219	19,130	1,519	22,868	3,122	17,769	1,518	22,409

Ratio of long-term and short-term capital debt to capitalization (1)				24.3%				21.6%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of June 30, 2010				As of December 31, 2009
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	7,648	1,335	98	9,081	6,973	1,335	145	8,453
Investment related	5,632	785	3,253	9,670	4,760	1,212	3,273	9,245
Securities business related	1,764	193	—	1,957	1,422	826	50	2,298
Specified other businesses	1,515	645	—	2,160	1,513	471	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	429	429

Total debt - Financial Services Businesses	16,559	2,958	3,351	22,868	14,668	3,844	3,897	22,409

(1)	As a result of Moody’s revised guidance regarding the treatment of hybrid securities, for the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% equity and 75% debt, effective June 30, 2010. For the calculation of this ratio for periods prior to June 30, 2010, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $942 million of Surplus Notes for June 30, 2010 and $941 million for December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2009			2010
2010	2009			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
537	436	23%	Premiums	261	118	136	146	391
791	518	53%	Policy charges and fee income	269	313	358	398	393
2,095	2,260	-7%	Net investment income	1,114	1,064	1,054	1,045	1,050
2,614	1,836	42%	Asset management fees, commissions and other income	43	321	390	795	1,819

6,037	5,050	20%	Total revenues	1,687	1,816	1,938	2,384	3,653

			Benefits and Expenses (1):
1,174	899	31%	Insurance and annuity benefits	257	210	360	335	839
1,459	1,422	3%	Interest credited to policyholders’ account balances	527	604	583	645	814
45	41	10%	Interest expense	16	14	13	22	23
(592)	(366)	-62%	Deferral of acquisition costs	(217)	(347)	(310)	(269)	(323)
758	527	44%	Amortization of acquisition costs	(351)	24	(3)	148	610
2,127	1,788	19%	General and administrative expenses	891	997	1,080	989	1,138

4,971	4,311	15%	Total benefits and expenses	1,123	1,502	1,723	1,870	3,101

1,066	739	44%	Adjusted operating income before income taxes	564	314	215	514	552

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2010				Quarter Ended June 30, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	537	80	457	—	391	43	348	—
Policy charges and fee income	791	690	101	—	393	345	48	—
Net investment income	2,095	440	1,602	53	1,050	216	805	29
Asset management fees, commissions and other income	2,614	1,446	348	820	1,819	1,179	175	465

Total revenues	6,037	2,656	2,508	873	3,653	1,783	1,376	494

Benefits and Expenses (1):
Insurance and annuity benefits	1,174	337	837	—	839	298	541	—
Interest credited to policyholders’ account balances	1,459	550	909	—	814	356	458	—
Interest expense	45	30	8	7	23	15	4	4
Deferral of acquisition costs	(592)	(552)	(28)	(12)	(323)	(299)	(18)	(6)
Amortization of acquisition costs	758	734	11	13	610	597	6	7
General and administrative expenses (2)	2,127	1,011	458	658	1,138	530	243	365

Total benefits and expenses	4,971	2,110	2,195	666	3,101	1,497	1,234	370

Adjusted operating income before income taxes	1,066	546	313	207	552	286	142	124

	Six Months Ended June 30, 2009				Quarter Ended June 30, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	436	33	403	—	261	16	245	—
Policy charges and fee income	518	420	98	—	269	220	49	—
Net investment income	2,260	525	1,692	43	1,114	251	831	32
Asset management fees, commissions and other income	1,836	1,029	245	562	43	(372)	105	310

Total revenues	5,050	2,007	2,438	605	1,687	115	1,230	342

Benefits and Expenses (1):
Insurance and annuity benefits	899	125	774	—	257	(179)	436	—
Interest credited to policyholders’ account balances	1,422	450	972	—	527	43	484	—
Interest expense	41	7	18	16	16	3	6	7
Deferral of acquisition costs	(366)	(329)	(29)	(8)	(217)	(197)	(15)	(5)
Amortization of acquisition costs	527	507	12	8	(351)	(355)	—	4
General and administrative expenses (2)	1,788	798	433	557	891	368	220	303

Total benefits and expenses	4,311	1,558	2,180	573	1,123	(317)	1,131	309

Adjusted operating income before income taxes	739	449	258	32	564	432	99	33

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $9 million for the six months ended June 30, 2010 and $146 million for the six months ended June 30, 2009, $6 million for the quarter ended June 30, 2010 and $(4) million for the quarter ended June 30, 2009 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
80,519	60,007	Beginning total account value	57,942	65,099	75,611	80,519	85,379
10,175	5,486	Sales	3,378	5,829	4,802	4,867	5,308
(3,384)	(2,758)	Surrenders and withdrawals	(1,315)	(1,444)	(1,574)	(1,670)	(1,714)

6,791	2,728	Net sales	2,063	4,385	3,228	3,197	3,594
(469)	(492)	Benefit payments	(236)	(239)	(257)	(266)	(203)

6,322	2,236	Net flows	1,827	4,146	2,971	2,931	3,391
(2,496)	3,297	Change in market value, interest credited, and other (1)	5,566	6,650	2,273	2,288	(4,784)
(752)	(441)	Policy charges	(236)	(284)	(336)	(359)	(393)

83,593	65,099	Ending total account value	65,099	75,611	80,519	85,379	83,593

		Fixed Annuities:
3,452	3,295	Beginning total account value	3,263	3,221	3,213	3,452	3,739
62	96	Sales	41	46	37	30	32
(126)	(152)	Surrenders and withdrawals	(75)	(49)	(57)	(48)	(78)

(64)	(56)	Net redemptions	(34)	(3)	(20)	(18)	(46)
(137)	(80)	Benefit payments	(37)	(41)	(39)	(57)	(80)

(201)	(136)	Net flows	(71)	(44)	(59)	(75)	(126)
516	63	Interest credited and other (1)	30	36	298	363	153
(1)	(1)	Policy charges	(1)	—	—	(1)	—

3,766	3,221	Ending total account value	3,221	3,213	3,452	3,739	3,766

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
1,336	996	Insurance Agents	531	735	664	623	713
2,211	1,029	Wirehouses	685	1,359	1,052	1,097	1,114
5,113	3,036	Independent Financial Planners (3)	1,850	3,138	2,470	2,460	2,653
1,577	521	Bank Distribution (3)	353	643	653	717	860

10,237	5,582	Total	3,419	5,875	4,839	4,897	5,340

(1)	Includes cumulative reclassifications during the first quarter of 2010 and the fourth quarter of 2009 of $267 million and $259 million, respectively, from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.
(3)	Sales from the bank distribution channel, previously included within sales from the independent financial planners channel, is being shown separately in order to provide a more meaningful presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
14,606	18,110	Beginning balance	18,208	16,355	15,308	14,606	14,190
1,231	279	Premiums and deposits	196	638	566	604	627
(766)	(742)	Surrenders and withdrawals	(356)	(411)	(369)	(364)	(402)

465	(463)	Net sales (redemptions)	(160)	227	197	240	225
(176)	(176)	Benefit payments	(83)	(88)	(85)	(95)	(81)

289	(639)	Net flows	(243)	222	112	145	144
281	285	Interest credited and other	129	141	130	137	144
(777)	(1,400)	Net transfers to separate account	(1,738)	(1,327)	(944)	(697)	(80)
(1)	(1)	Policy charges	(1)	—	—	(1)	—

14,398	16,355	Ending balance	16,355	15,308	14,606	14,190	14,398

		Account Values in Separate Account:
69,365	45,192	Beginning balance	42,997	51,965	63,516	69,365	74,928
9,006	5,303	Premiums and deposits	3,223	5,237	4,273	4,293	4,713
(2,744)	(2,168)	Surrenders and withdrawals	(1,034)	(1,082)	(1,262)	(1,354)	(1,390)

6,262	3,135	Net sales	2,189	4,155	3,011	2,939	3,323
(430)	(396)	Benefit payments	(190)	(192)	(211)	(228)	(202)

5,832	2,739	Net flows	1,999	3,963	2,800	2,711	3,121
(2,261)	3,075	Change in market value, interest credited and other	5,467	6,545	2,441	2,514	(4,775)
777	1,400	Net transfers from general account	1,738	1,327	944	697	80
(752)	(441)	Policy charges	(236)	(284)	(336)	(359)	(393)

72,961	51,965	Ending balance	51,965	63,516	69,365	74,928	72,961

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2009			2010
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,951	10,023	9,952	9,906	9,408
Guaranteed minimum withdrawal benefits	1,312	1,420	1,412	1,402	1,250
Guaranteed minimum income benefits	4,184	4,613	4,677	4,693	4,181
Guaranteed minimum withdrawal & income benefits	23,249	31,416	36,430	41,511	43,395

Total	38,696	47,472	52,471	57,512	58,234

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	22,935	30,116	34,901	39,786	42,166
Account Values without Auto-Rebalancing Feature	15,761	17,356	17,570	17,726	16,068

Total	38,696	47,472	52,471	57,512	58,234

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,250	1,129	1,061	1,104	2,200
Net Amount at Risk without Auto-Rebalancing Feature	4,286	2,895	2,785	2,479	3,384

Total	5,536	4,024	3,846	3,583	5,584

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2009			2010
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	39,124	46,881	51,106	55,441	55,452
Net amount at risk	5,138	3,219	2,707	2,160	3,136
Minimum return, anniversary contract value, or maximum contract value:
Account value	22,358	24,880	25,770	26,546	25,069
Net amount at risk	8,438	6,472	5,891	5,345	6,758

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	22,935	30,116	34,901	39,786	42,166
Account Values without Auto-Rebalancing Feature	38,547	41,645	41,975	42,201	38,355

Total	61,482	71,761	76,876	81,987	80,521

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,328	863	800	719	1,342
Net Amount at Risk without Auto-Rebalancing Feature	12,248	8,828	7,798	6,786	8,552

Total	13,576	9,691	8,598	7,505	9,894

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT  SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
126,345	99,738	Beginning total account value	102,159	110,950	121,756	126,345	131,147
9,642	14,379	Deposits and sales	3,890	4,789	4,020	5,605	4,037
(8,251)	(8,034)	Withdrawals and benefits	(3,803)	(3,287)	(3,117)	(4,500)	(3,751)
(2,560)	4,867	Change in market value, interest credited and interest income	8,704	9,304	3,686	3,697	(6,257)

125,176	110,950	Ending total account value	110,950	121,756	126,345	131,147	125,176

1,391	6,345	Net additions	87	1,502	903	1,105	286

		Stable value account values included above	36,722	35,881	36,243	37,138	37,909

		Institutional Investment Products:
51,908	50,491	Beginning total account value	49,030	49,475	50,137	51,908	52,768
5,568	2,970	Additions (1)	2,343	1,329	3,487	1,876	3,692
(4,141)	(3,309)	Withdrawals and benefits (2)	(1,272)	(2,523)	(1,985)	(2,139)	(2,002)
2,247	526	Change in market value, interest credited and interest income	678	1,548	213	799	1,448
383	(1,203)	Other (3)	(1,304)	308	56	324	59

55,965	49,475	Ending total account value	49,475	50,137	51,908	52,768	55,965

1,427	(339)	Net additions (withdrawals)	1,071	(1,194)	1,502	(263)	1,690

(1)	Includes $500 million for the three and six months ended June 30, 2009, representing transfers of externally managed client balances to accounts managed by the company. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	Includes $(317) million, $(171) million, $(411) million and $(34) million for the three months ended September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively and $(445) million for the six months ended June 30, 2010, representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $(11) million, $(43) million and $(3) million for the three months ended December 31, 2009, March 31, 2010 and June 30, 2010, respectively and $(46) million for the six months ended June 30, 2010. “Other” activity also includes $(500) million, $317 million, $171 million, $411 million and $34 million for the three months ended June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, respectively and $445 million for the six months ended June 30, 2010, related to transfers discussed above in notes 1 and 2. For the three months ended March 31, 2009 “Other” includes $1,500 million representing collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY). “Other” also includes $(1,015) million, $(507) million and $(1,522) million for the three months ended March 31, 2009, June 30, 2009 and the six months ended June 30, 2009, respectively, representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE  AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2009			2010
2010	2009			2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
615	493	25%	Asset management fees	254	269	287	304	311
90	(34)	365%	Incentive, transaction, principal investing and commercial mortgage revenues	1	(13)	(17)	16	74
168	146	15%	Service, distribution and other revenues	87	35	91	59	109

873	605	44%	Total Asset Management segment revenues	342	291	361	379	494

			Analysis of asset management fees by source:
304	245	24%	Institutional customers	126	129	137	152	152
168	118	42%	Retail customers	62	71	79	81	87
143	130	10%	General account	66	69	71	71	72

615	493	25%	Total asset management fees	254	269	287	304	311

			Supplementary Assets Under Management Information (in billions):

	June 30, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	43.1	139.4	21.0	203.5
Retail customers	56.5	26.4	1.3	84.2
General account	3.5	192.2	0.9	196.6

Total	103.1	358.0	23.2	484.3

	June 30, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	40.1	101.7	21.7	163.5
Retail customers	45.2	23.4	1.7	70.3
General account	3.4	171.3	0.9	175.6

Total	88.7	296.4	24.3	409.4

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
151.7	128.5	Beginning assets under management	120.6	128.9	143.4	151.7	156.2
21.6	12.6	Additions	7.7	10.4	10.8	7.2	14.4
(10.0)	(11.1)	Withdrawals	(6.5)	(5.6)	(4.5)	(5.7)	(4.3)
2.9	(0.1)	Change in market value	7.2	9.9	2.1	3.6	(0.7)
(0.6)	(1.0)	Net money market flows	(0.1)	(0.2)	(0.1)	(0.6)	—

165.6	128.9	Ending assets under management	128.9	143.4	151.7	156.2	165.6
37.9	34.6	Affiliated institutional assets under management	34.6	36.5	36.7	37.1	37.9

203.5	163.5	Total assets managed for institutional customers at end of period	163.5	179.9	188.4	193.3	203.5

11.6	1.5	Net institutional additions, excluding money market activity	1.2	4.8	6.3	1.5	10.1

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
51.1	33.4	Beginning assets under management	33.5	39.5	47.2	51.1	53.5
11.6	8.1	Additions	4.6	6.1	4.4	4.8	6.8
(7.6)	(6.0)	Withdrawals	(2.7)	(3.3)	(3.2)	(3.7)	(3.9)
(3.4)	3.7	Change in market value	4.4	5.1	2.9	1.5	(4.9)
(2.6)	0.3	Net money market flows	(0.3)	(0.2)	(0.2)	(0.2)	(2.4)

49.1	39.5	Ending assets under management	39.5	47.2	51.1	53.5	49.1
35.1	30.8	Affiliated retail assets under management	30.8	31.9	33.3	35.5	35.1

84.2	70.3	Total assets managed for retail customers at end of period	70.3	79.1	84.4	89.0	84.2

4.0	2.1	Net retail additions, excluding money market activity	1.9	2.8	1.2	1.1	2.9

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2009			2010
2010	2009	Change		2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,362	2,346	1%	Premiums	1,156	1,226	1,165	1,172	1,190
781	805	-3%	Policy charges and fee income	412	297	407	375	406
764	703	9%	Net investment income	350	361	368	375	389
158	165	-4%	Asset management fees, commissions and other income	88	128	82	76	82

4,065	4,019	1%	Total revenues	2,006	2,012	2,022	1,998	2,067

			Benefits and Expenses (1):
2,631	2,498	5%	Insurance and annuity benefits	1,222	1,326	1,234	1,323	1,308
250	238	5%	Interest credited to policyholders’ account balances	119	126	128	126	124
72	98	-27%	Interest expense	47	42	41	35	37
(227)	(261)	13%	Deferral of acquisition costs	(136)	(143)	(133)	(118)	(109)
216	210	3%	Amortization of acquisition costs	74	(98)	96	60	156
859	860	0%	General and administrative expenses	437	452	446	428	431

3,801	3,643	4%	Total benefits and expenses	1,763	1,705	1,812	1,854	1,947

264	376	-30%	Adjusted operating income before income taxes	243	307	210	144	120

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2010			Quarter Ended June 30, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,362	353	2,009	1,190	177	1,013
Policy charges and fee income	781	543	238	406	294	112
Net investment income	764	436	328	389	223	166
Asset management fees, commissions and other income	158	106	52	82	57	25

Total revenues	4,065	1,438	2,627	2,067	751	1,316

Benefits and Expenses (1):
Insurance and annuity benefits	2,631	579	2,052	1,308	270	1,038
Interest credited to policyholders’ account balances	250	139	111	124	70	54
Interest expense	72	72	—	37	37	—
Deferral of acquisition costs	(227)	(205)	(22)	(109)	(98)	(11)
Amortization of acquisition costs	216	206	10	156	151	5
General and administrative expenses	859	468	391	431	233	198

Total benefits and expenses	3,801	1,259	2,542	1,947	663	1,284

Adjusted operating income before income taxes	264	179	85	120	88	32

	Six Months Ended June 30, 2009			Quarter Ended June 30, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,346	330	2,016	1,156	170	986
Policy charges and fee income	805	554	251	412	278	134
Net investment income	703	397	306	350	200	150
Asset management fees, commissions and other income	165	102	63	88	55	33

Total revenues	4,019	1,383	2,636	2,006	703	1,303

Benefits and Expenses (1):
Insurance and annuity benefits	2,498	522	1,976	1,222	250	972
Interest credited to policyholders’ account balances	238	127	111	119	65	54
Interest expense	98	98	—	47	47	—
Deferral of acquisition costs	(261)	(243)	(18)	(136)	(128)	(8)
Amortization of acquisition costs	210	197	13	74	69	5
General and administrative expenses	860	504	356	437	262	175

Total benefits and expenses	3,643	1,205	2,438	1,763	565	1,198

Adjusted operating income before income taxes	376	178	198	243	138	105

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

10	9	Variable life	5	3	8	5	5
37	60	Universal life	32	26	27	20	17
82	113	Term life	61	57	56	43	39

129	182	Total	98	86	91	68	61

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

42	46	Prudential Agents	24	22	27	20	22
87	136	Third party distribution	74	64	64	48	39

129	182	Total	98	86	91	68	61

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,081	7,397	Beginning balance	7,691	7,824	7,914	8,081	8,228
751	1,044	Premiums and deposits	474	386	375	382	369
(389)	(518)	Surrenders and withdrawals	(240)	(220)	(196)	(184)	(205)

362	526	Net sales	234	166	179	198	164
(104)	(66)	Benefit payments	(32)	(50)	(33)	(64)	(40)

258	460	Net flows	202	116	146	134	124
19	17	Interest credited and other	(64)	11	50	48	(29)
132	130	Net transfers from separate account	85	53	63	58	74
(185)	(180)	Policy charges	(90)	(90)	(92)	(93)	(92)

8,305	7,824	Ending balance	7,824	7,914	8,081	8,228	8,305

		Separate Account Liabilities:
15,692	12,848	Beginning balance	12,110	13,450	14,972	15,692	16,155
469	576	Premiums and deposits	261	268	329	235	234
(288)	(544)	Surrenders and withdrawals	(216)	(139)	(165)	(142)	(146)

181	32	Net sales	45	129	164	93	88
(16)	(20)	Benefit payments	(18)	(11)	(8)	(8)	(8)

165	12	Net flows	27	118	156	85	80
(518)	1,074	Change in market value, interest credited and other	1,574	1,633	802	609	(1,127)
(132)	(130)	Net transfers to general account	(85)	(53)	(63)	(58)	(74)
(346)	(354)	Policy charges	(176)	(176)	(175)	(173)	(173)

14,861	13,450	Ending balance	13,450	14,972	15,692	16,155	14,861

		FACE AMOUNT IN FORCE (3):

		Variable life	123,419	122,955	122,091	121,090	118,804
		Universal life	32,315	33,711	34,984	35,622	36,082
		Term life	402,459	417,100	431,831	440,915	447,408

		Total	558,193	573,766	588,906	597,627	602,294

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:

		Policy Surrender Experience:
342	493	Cash value of surrenders	236	173	190	170	172
3.1%	5.1%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	5.0%	3.4%	3.5%	3.0%	3.1%

		Death benefits per $1,000 of in force (1):
4.44	4.26	Variable and universal life	3.83	3.72	3.30	4.98	3.86
1.05	1.15	Term life	1.10	0.75	0.81	1.11	0.96
2.70	2.86	Total, Individual Life Insurance	2.54	2.32	1.98	2.98	2.38

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
280	245	Group life	35	53	41	257	23
108	160	Group disability (1)	26	57	21	89	19

388	405	Total	61	110	62	346	42

		Future Policy Benefits (2):
		Group life	2,176	2,141	2,282	2,198	2,194
		Group disability (1)	1,059	1,132	1,176	1,276	1,321

		Total	3,235	3,273	3,458	3,474	3,515

		Policyholders’ Account Balances (2):
		Group life	6,160	6,343	6,506	6,560	6,688
		Group disability (1)	168	172	185	171	176

		Total	6,328	6,515	6,691	6,731	6,864

		Separate Account Liabilities (2):
		Group life	19,141	18,083	18,408	19,038	18,851
		Group disability (1)	—	—	—	—	—

		Total	19,141	18,083	18,408	19,038	18,851

		Group Life Insurance:
1,832	1,835	Gross premiums, policy charges and fee income (3)	915	889	877	936	896
1,694	1,706	Earned premiums, policy charges and fee income	849	873	835	841	853
91.9%	87.6%	Benefits ratio	87.3%	89.8%	88.6%	91.7%	92.2%
9.0%	8.8%	Administrative operating expense ratio	8.7%	9.1%	9.4%	8.8%	9.3%
		Persistency ratio	95.6%	94.7%	94.3%	93.0%	92.5%

		Group Disability Insurance (1):
563	568	Gross premiums, policy charges and fee income (3)	271	303	274	285	278
553	561	Earned premiums, policy charges and fee income	271	291	269	281	272
89.7%	85.9%	Benefits ratio	85.6%	93.5%	90.3%	86.5%	93.0%
22.4%	18.0%	Administrative operating expense ratio	18.1%	17.5%	20.1%	21.4%	23.4%
		Persistency ratio	93.6%	92.3%	90.9%	95.7%	94.6%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL  ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
2,449	2,329	Beginning balance	1,580	1,943	2,111	2,449	2,532
552	329	Capitalization	197	327	297	253	299
(734)	(507)	Amortization - operating results	355	(11)	13	(137)	(597)
(4)	13	Amortization - realized investment gains and losses	11	10	—	1	(5)
(113)	(221)	Impact of unrealized (gains) or losses on AFS securities	(200)	(158)	28	(34)	(79)

2,150	1,943	Ending balance	1,943	2,111	2,449	2,532	2,150

		INDIVIDUAL LIFE INSURANCE:
4,179	4,226	Beginning balance	4,270	4,142	4,150	4,179	4,178
205	243	Capitalization	128	124	124	107	98
(206)	(197)	Amortization - operating results	(69)	102	(91)	(55)	(151)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(146)	(130)	Impact of unrealized gains on AFS securities	(187)	(218)	(4)	(53)	(93)

4,032	4,142	Ending balance	4,142	4,150	4,179	4,178	4,032

		GROUP INSURANCE:
371	347	Beginning balance	349	352	367	371	377
22	18	Capitalization	8	19	9	11	11
(10)	(13)	Amortization - operating results	(5)	(4)	(5)	(5)	(5)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

383	352	Ending balance	352	367	371	377	383

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,117	1,023	Beginning balance	807	983	1,016	1,117	1,137
220	148	Capitalization	82	130	113	110	110
(350)	(197)	Amortization - operating results	84	(15)	(9)	(93)	(257)
—	9	Amortization - realized investment gains and losses	10	10	5	3	(3)
(32)	—	Impact of unrealized (gains) or losses on AFS securities	—	(92)	(8)	—	(32)
—	—	Other	—	—	—	—	—

955	983	Ending balance	983	1,016	1,117	1,137	955

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2009			2010
2010	2009			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
4,449	3,810	17%	Premiums	1,911	2,015	2,053	2,217	2,232
191	190	1%	Policy charges and fee income	91	90	94	95	96
1,161	1,035	12%	Net investment income	506	563	564	583	578
212	186	14%	Asset management fees, commissions and other income	101	74	93	99	113

6,013	5,221	15%	Total revenues	2,609	2,742	2,804	2,994	3,019

			Benefits and Expenses (1):
3,585	2,966	21%	Insurance and annuity benefits	1,465	1,572	1,601	1,770	1,815
264	229	15%	Interest credited to policyholders’ account balances	110	123	128	134	130
1	2	-50%	Interest expense	1	1	1	1	—
(666)	(608)	-10%	Deferral of acquisition costs	(299)	(302)	(338)	(339)	(327)
428	416	3%	Amortization of acquisition costs	214	175	207	215	213
1,427	1,308	9%	General and administrative expenses	642	666	750	717	710

5,039	4,313	17%	Total benefits and expenses	2,133	2,235	2,349	2,498	2,541

974	908	7%	Adjusted operating income before income taxes	476	507	455	496	478

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2010				Quarter Ended June 30, 2010
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	4,449	2,760	1,689	—	2,232	1,312	920	—
Policy charges and fee income	191	153	38	—	96	77	19	—
Net investment income	1,161	594	566	1	578	295	283	—
Asset management fees, commissions and other income	212	22	19	171	113	12	10	91

Total revenues	6,013	3,529	2,312	172	3,019	1,696	1,232	91

Benefits and Expenses (1):
Insurance and annuity benefits	3,585	2,233	1,352	—	1,815	1,070	745	—
Interest credited to policyholders’ account balances	264	100	164	—	130	47	83	—
Interest expense	1	1	—	—	—	—	—	—
Deferral of acquisition costs	(666)	(438)	(228)	—	(327)	(204)	(123)	—
Amortization of acquisition costs	428	283	145	—	213	137	76	—
General and administrative expenses	1,427	732	554	141	710	355	283	72

Total benefits and expenses	5,039	2,911	1,987	141	2,541	1,405	1,064	72

Adjusted operating income before income taxes	974	618	325	31	478	291	168	19

	Six Months Ended June 30, 2009				Quarter Ended June 30, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,810	2,484	1,326	—	1,911	1,199	712	—
Policy charges and fee income	190	150	40	—	91	72	19	—
Net investment income	1,035	505	527	3	506	251	255	—
Asset management fees, commissions and other income	186	42	(4)	148	101	17	8	76

Total revenues	5,221	3,181	1,889	151	2,609	1,539	994	76

Benefits and Expenses (1):
Insurance and annuity benefits	2,966	1,918	1,048	—	1,465	900	565	—
Interest credited to policyholders’ account balances	229	88	141	—	110	40	70	—
Interest expense	2	2	—	—	1	(1)	2	—
Deferral of acquisition costs	(608)	(420)	(188)	—	(299)	(201)	(98)	—
Amortization of acquisition costs	416	285	131	—	214	147	67	—
General and administrative expenses	1,308	699	476	133	642	339	238	65

Total benefits and expenses	4,313	2,572	1,608	133	2,133	1,224	844	65

Adjusted operating income before income taxes	908	609	281	18	476	315	150	11

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		Japanese Yen Basis Results:
		Revenues (1):
¥246,486	¥239,625	Japanese insurance operations excluding Gibraltar Life	¥114,650	¥114,616	¥113,194	¥129,732	¥116,754
215,511	184,090	Gibraltar Life	99,223	105,163	96,669	100,702	114,809

461,997	423,715	Total revenues, Japan, yen basis	213,873	219,779	209,863	230,434	231,563

		Benefits and Expenses (1):
197,595	189,616	Japanese insurance operations excluding Gibraltar Life	88,419	88,816	91,149	103,872	93,723
180,802	153,124	Gibraltar Life	82,573	84,509	82,300	84,079	96,723

378,397	342,740	Total benefits and expenses, Japan, yen basis	170,992	173,325	173,449	187,951	190,446

		Adjusted operating income (2):
48,891	50,009	Japanese insurance operations excluding Gibraltar Life	26,231	25,800	22,045	25,860	23,031
34,709	30,966	Gibraltar Life	16,650	20,654	14,369	16,623	18,086

¥83,600	¥80,975	Total adjusted operating income, Japan, yen basis	¥42,881	¥46,454	¥36,414	¥42,483	¥41,117

		U.S. Dollar adjusted operating income (3):
$510	$494	Japanese insurance operations excluding Gibraltar Life	$257	$254	$226	$270	$240
325	281	Gibraltar Life	150	190	151	157	168

835	775	Total adjusted operating income, Japan, U.S. dollar basis	407	444	377	427	408
108	115	All other countries (4)	58	56	76	57	51

$943	$890	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$465	$500	$453	$484	$459

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2009			2010
2010	2009		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,210	2,047	Japan, excluding Gibraltar Life	963	980	1,019	1,180	1,030
1,727	1,366	Gibraltar Life	731	802	771	788	939
703	587	All other countries	308	323	357	344	359

4,640	4,000	Total	2,002	2,105	2,147	2,312	2,328

		Annualized new business premiums:
321	295	Japan, excluding Gibraltar Life	122	138	144	184	137
384	260	Gibraltar Life	147	149	159	163	221
125	106	All other countries	59	67	83	64	61

830	661	Total	328	354	386	411	419

		Annualized new business premiums by distribution channel:
446	401	Life Planners	181	205	227	248	198
250	214	Gibraltar Life Advisors	122	111	111	107	143
134	46	Banks	25	38	48	56	78

830	661	Total	328	354	386	411	419

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
2,080	1,994	Japan, excluding Gibraltar Life	951	938	945	1,106	974
1,593	1,306	Gibraltar Life	721	771	703	720	873
757	718	All other countries	359	365	385	366	391

4,430	4,018	Total	2,031	2,074	2,033	2,192	2,238

		Annualized new business premiums:
305	289	Japan, excluding Gibraltar Life	120	132	135	174	131
367	257	Gibraltar Life	149	149	151	155	212
132	126	All other countries	66	76	89	67	65

804	672	Total	335	357	375	396	408

		Annualized new business premiums by distribution channel:
437	415	Life Planners	186	208	224	241	196
236	211	Gibraltar Life Advisors	124	110	104	100	136
131	46	Banks	25	39	47	55	76

804	672	Total	335	357	375	396	408

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2009			2010
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	267	269	270	273	274
Gibraltar Life	193	198	198	197	196
All other countries	103	104	106	106	107

Total	563	571	574	576	577

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,373	2,400	2,425	2,462	2,484
Gibraltar Life	3,760	3,894	3,897	3,892	3,868
All other countries	1,375	1,402	1,434	1,450	1,465

Total	7,508	7,696	7,756	7,804	7,817

International life insurance policy persistency:
Excluding Gibraltar Life:
13 months	91.8%	91.5%	91.6%	91.6%	91.7%
25 months	84.7%	84.2%	84.6%	84.4%	84.2%

Gibraltar Life:
13 months	91.2%	91.1%	91.6%	92.0%	92.2%
25 months	83.1%	83.2%	83.6%	83.8%	83.8%

Number of Life Planners at end of period:
Japan	2,987	3,043	3,094	3,150	3,122
All other countries	3,388	3,441	3,515	3,499	3,483

Total life planners	6,375	6,484	6,609	6,649	6,605

Gibraltar Life Advisors	6,376	6,060	6,398	5,971	6,101

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2010				December 31, 2009
		Closed	Financial Services			Closed	Financial Services
	Consolidated	Block	Businesses		Consolidated	Block	Businesses
	Portfolio	Business	Amount	% of Total	Portfolio	Business	Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	148,106	30,596	117,510	59.0%	140,805	29,537	111,268	58.4%
Public, held to maturity, at amortized cost	3,905	—	3,905	2.0%	4,009	—	4,009	2.1%
Private, available for sale, at fair value	35,318	14,087	21,231	10.7%	32,418	12,994	19,424	10.2%
Private, held to maturity, at amortized cost	1,118	—	1,118	0.5%	1,111	—	1,111	0.6%
Trading account assets supporting insurance liabilities, at fair value	16,733	—	16,733	8.4%	16,020	—	16,020	8.4%
Other trading account assets, at fair value	1,401	144	1,257	0.6%	1,783	167	1,616	0.8%
Equity securities, available for sale, at fair value	6,628	2,894	3,734	1.9%	6,883	3,085	3,798	2.0%
Commercial mortgage and other loans	29,749	8,350	21,399	10.7%	29,644	8,363	21,281	11.2%
Policy loans	10,321	5,406	4,915	2.5%	10,146	5,418	4,728	2.5%
Other long-term investments (1)	4,561	1,829	2,732	1.4%	4,356	1,545	2,811	1.5%
Short-term investments (2)	5,480	834	4,646	2.3%	5,640	1,338	4,302	2.3%

Subtotal (3)	263,320	64,140	199,180	100.0%	252,815	62,447	190,368	100.0%

Invested assets of other entities and operations (4)	10,297	—	10,297		7,737	—	7,737

Total investments	273,617	64,140	209,477		260,552	62,447	198,105

Fixed Maturities by Credit Quality (3):

	June 30, 2010					December 31, 2009
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)
1	97,766	6,487	1,191	103,062	84.8%	94,368	3,767	1,845	96,290	83.5%
2	14,326	993	587	14,732	12.1%	14,682	699	790	14,591	12.7%

Subtotal - High or Highest Quality Securities (6)	112,092	7,480	1,778	117,794	96.9%	109,050	4,466	2,635	110,881	96.2%

3	2,475	42	295	2,222	1.8%	2,743	44	314	2,473	2.1%
4	1,422	18	337	1,103	0.9%	1,657	22	345	1,334	1.2%
5	545	24	195	374	0.3%	685	19	202	502	0.4%
6	109	16	46	79	0.1%	197	25	69	153	0.1%

Subtotal - Other Securities	4,551	100	873	3,778	3.1%	5,282	110	930	4,462	3.8%

Total	116,643	7,580	2,651	121,572	100.0%	114,332	4,576	3,565	115,343	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	5,877	502	98	6,281	28.1%	5,795	259	121	5,933	28.9%
2	11,650	883	307	12,226	54.6%	10,485	452	379	10,558	51.4%

Subtotal - High or Highest Quality Securities (6)	17,527	1,385	405	18,507	82.7%	16,280	711	500	16,491	80.3%

3	2,145	80	86	2,139	9.6%	2,292	52	131	2,213	10.8%
4	1,121	15	101	1,035	4.6%	1,193	18	118	1,093	5.3%
5	445	8	24	429	1.9%	482	6	36	452	2.2%
6	250	31	13	268	1.2%	313	24	39	298	1.4%

Subtotal - Other Securities	3,961	134	224	3,871	17.3%	4,280	100	324	4,056	19.7%

Total	21,488	1,519	629	22,378	100.0%	20,560	811	824	20,547	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of brokerage, trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2010 and December 31, 2009, respectively, 154 securities with amortized cost of $1,193 million (fair value $1,236 million) and 157 securities with amortized cost of $1,294 million (fair value, $1,299 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.
(6)	As a result of the NAIC rating methodology for non-agency residential mortgage-backed securities, may include certain securities rated BB and below by external rating agencies as of March 31, 2010 and December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	53,469	73.8%	50,476	73.0%
Public, held to maturity, at amortized cost	3,905	5.4%	4,009	5.8%
Private, available for sale, at fair value	3,027	4.2%	2,692	3.9%
Private, held to maturity, at amortized cost	1,118	1.5%	1,111	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,280	1.8%	1,236	1.8%
Other trading account assets, at fair value	712	1.0%	804	1.2%
Equity securities, available for sale, at fair value	1,482	2.0%	1,508	2.2%
Commercial mortgage and other loans	3,756	5.2%	3,675	5.3%
Policy loans	1,867	2.6%	1,760	2.5%
Other long-term investments (1)	1,467	2.0%	1,524	2.2%
Short-term investments	377	0.5%	313	0.5%

Total	72,460	100.0%	69,108	100.0%

	June 30, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	64,041	50.5%	60,792	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	18,204	14.4%	16,732	13.8%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	15,453	12.2%	14,784	12.2%
Other trading account assets, at fair value	545	0.4%	812	0.7%
Equity securities, available for sale, at fair value	2,252	1.8%	2,290	1.9%
Commercial mortgage and other loans	17,643	13.9%	17,606	14.5%
Policy loans	3,048	2.4%	2,968	2.4%
Other long-term investments (1)	1,265	1.0%	1,287	1.1%
Short-term investments	4,269	3.4%	3,989	3.3%

Total	126,720	100.0%	121,260	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.29%	1,457	(96)	4.49%	1,398	(309)
Equity securities	6.71%	56	10	6.30%	56	(114)
Commercial loans	5.61%	232	10	5.63%	241	(88)
Policy loans	4.77%	57	—	5.11%	55	—
Short-term investments and cash equivalents	0.31%	9	—	0.46%	14	—
Other investments	3.94%	40	1,382	2.92%	33	(798)

Gross investment income before investment expenses	4.20%	1,851	1,306	4.33%	1,797	(1,309)
Investment expenses	-0.14%	(50)	—	-0.15%	(49)	—

Subtotal	4.06%	1,801	1,306	4.18%	1,748	(1,309)

Investment results of other entities and operations (2)		307	59		305	(105)
Less, investment income related to adjusted operating income reconciling items		3			(4)

Total		2,111	1,365		2,049	(1,414)

	Six Months Ended June 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.31%	2,894	(334)	4.58%	2,843	(545)
Equity securities	6.55%	109	—	6.00%	113	(379)
Commercial mortgage and other loans	5.62%	462	28	5.67%	483	(137)
Policy loans	4.80%	114	—	5.06%	108	—
Short-term investments and cash equivalents	0.27%	17	—	0.71%	43	—
Other investments	3.86%	80	1,745	3.68%	78	377

Gross investment income before investment expenses	4.24%	3,676	1,439	4.44%	3,668	(684)
Investment expenses	-0.14%	(100)	—	-0.16%	(103)	—

Subtotal	4.10%	3,576	1,439	4.28%	3,565	(684)

Investment results of other entities and operations (2)		606	41		550	(157)
Less, investment income related to adjusted operating income reconciling items		4			(8)

Total		4,186	1,480		4,107	(841)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.80%	418	(114)	2.83%	357	(82)
Equity securities	2.85%	10	(1)	2.47%	11	(104)
Commercial loans	4.61%	42	7	4.80%	41	(9)
Policy loans	3.73%	17	—	3.78%	14	—
Short-term investments and cash equivalents	0.32%	1	—	0.13%	1	—
Other investments	3.07%	17	197	6.28%	31	(144)

Gross investment income before investment expenses	2.88%	505	89	2.97%	455	(339)
Investment expenses	-0.16%	(28)	—	-0.15%	(22)	—

Total	2.72%	477	89	2.82%	433	(339)

	Six Months Ended June 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.78%	823	(336)	2.89%	725	(97)
Equity securities	2.80%	21	(61)	2.82%	29	(278)
Commercial mortgage and other loans	4.60%	84	8	4.84%	82	(7)
Policy loans	3.74%	33	—	3.84%	29	—
Short-term investments and cash equivalents	0.31%	2	—	0.55%	5	—
Other investments	4.35%	49	221	6.32%	68	(365)

Gross investment income before investment expenses	2.90%	1,012	(168)	3.07%	938	(747)
Investment expenses	-0.15%	(54)	—	-0.17%	(51)	—

Total	2.75%	958	(168)	2.90%	887	(747)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.44%	1,039	18	5.63%	1,041	(227)
Equity securities	9.89%	46	11	10.49%	45	(10)
Commercial loans	5.89%	190	3	5.84%	200	(79)
Policy loans	5.39%	40	—	5.86%	41	—
Short-term investments and cash equivalents	0.30%	8	—	0.53%	13	—
Other investments	5.02%	23	1,185	0.45%	2	(654)

Gross investment income before investment expenses	5.08%	1,346	1,217	5.15%	1,342	(970)
Investment expenses	-0.13%	(22)	—	-0.15%	(27)	—

Total	4.95%	1,324	1,217	5.00%	1,315	(970)

	Six Months Ended June 30
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.50%	2,071	2	5.72%	2,118	(448)
Equity securities	9.75%	88	61	9.85%	84	(101)
Commercial mortgage and other loans	5.92%	378	20	5.87%	401	(130)
Policy loans	5.43%	81	—	5.75%	79	—
Short-term investments and cash equivalents	0.27%	15	—	0.74%	38	—
Other investments	3.28%	31	1,524	1.01%	10	742

Gross investment income before investment expenses	5.06%	2,664	1,607	5.28%	2,730	63
Investment expenses	-0.13%	(46)	—	-0.15%	(52)	—

Total	4.93%	2,618	1,607	5.13%	2,678	63

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company's methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 10.42% for the six months ended June 30, 2010, 6.71% for the six months ended June 30, 2009, 11.98% for the three months ended June 30, 2010, 8.79% for the three months ended March 31, 2010, 31.43% for the three months ended December 31, 2009, 21.03% for the three months ended September 30, 2009 and 12.76% for the three months ended June 30, 2009.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 75% of Junior Subordinated Notes supporting capital needs, (effective June 30, 2010; for periods prior to June 30, 2010, 25% of Junior Subordinated Notes are considered debt) and, for all periods, we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2010

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 4, 2010

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of August 4, 2010

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BB+

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.